UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2012

CIRCLE STAR ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-52372 (Commission File Number)	30-0696883 (IRS Employer Identification No.)

7065 Confederate Park Road, Suite 102, Fort Worth, TX 76108
(Address of principal executive offices and Zip Code)

(713) 651-0060
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 29, 2012, Circle Star Energy Corp. (the “Company”) and S. Jeffrey Johnson, the Company’s Chief Executive Officer, entered into Amendement No. 1 to Employment Agreement (the “Amendment”), pursuant to which the Company and Mr. Johnson amended section 4.2(j) of the Employment Agreement dated October 1, 2011.  Under the terms of the Amendment, the Company and Mr. Johnson agreed to extend the payment date for the Restricted Share Issuance 1 of 1,514,500 Restricted Shares on the following schedule: 1/3 on March 1, 2013, 1/3 on June 1, 2013, 1/3 on September 1, 2013.  No other amendments were made to the Employment Agreement.

Item 5.02   Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On March 5, 2012, David Brow resigned as a director of the Company in order to focus his time and energy on other ventures.  Mr. Brow’s resignation is not the result of any disputes, claims or issues with the Company.

Pursuant to Article 3, Section 9 of the Bylaws of the Company, Morris B. “Sam” Smith was appointed by the Board of Directors of the Company as a director of the Company, effective March 5, 2012, to fill the vacancy left by the resignation of David Brow.

Mr. Smith currently acts as a consultant for various oil and gas companies.  Mr. Smith served as the Chief Executive Officer and as a Director of Woodbine Acquisition Corporation from April 2011 to August 2011, and as a consultant until October 2011.  Prior to his employment with Woodbine Acquisition Corporation, Mr. Smith served as a consultant for four private entities, including two oil and gas companies and one oifield services company.  From 2005 to 2008, Mr. Smith served as the Chief Financial Officer for Cano Petroleum.  Prior to Cano, he served as a consultant for RBI International from 2004 to 2005.  Prior to RBI, he served as the Executive Vice President, Chief Financial Officer and Treasurer for Encore Acquisition Company from 2000 to 2003.  Prior to Encore, Mr. Smith held the position of Vice President of Finance and Chief Financial Officer for Union Pacific Resources from 1996 to 2000.  He also served as Controller for Union Pacific Corporation from 1990 to 1996.  Mr. Smith received a Bachelor of Business Administration from McMurry University, and participated in the Advanced Management Program and International Studies from the Harvard School of Business.

Item 9.01	Exhibits

Exhibit Number	Exhibit
10.1	Amendment No. 1 to Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCLE STAR ENERGY CORP.

By: /s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	Chief Executive Officer

Dated:	March 6, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Amendment No. 1 to Employment Agreement